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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 9, 2000
                               (February 4, 2000)

                             Empire Banc Corporation
             (Exact name of registrant as specified in its charter)

          Michigan                    0-15839                 38-2727982
(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)

              1227 East Front Street, Traverse City, Michigan 49686
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 616-922-2111

                                 Not Applicable
         (Former name or former address, if changed since last report.)





                                  Page 1 of 98
                           Exhibit Index is on Page 5
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ITEM 5.  OTHER EVENTS

     On February 4, 2000, Empire Banc Corporation, a Michigan corporation and registered bank holding company ("Empire") and Huntington Bancshares Incorporated, a Maryland corporation and a registered bank holding company ("Huntington") entered into an Agreement and Plan of Merger and a Supplemental Agreement (collectively, the "Merger Agreements") pursuant to which Empire will be merged with and into Huntington (the "Merger"). As a result of the Merger, each outstanding share of Empire's common stock, no par value ("Empire Common Stock") will be converted into 2.0355 shares of Huntington common stock, without par value. The Merger is conditioned upon, among other things, approval by a majority vote of the shareholders of Empire, and receipt of certain regulatory approvals. The Merger Agreements are attached as Exhibits 2.1 and 2.2 and their terms are incorporated herein by reference.

     Concurrent with the signing of the Merger Agreements, Empire and Huntington entered into a Warrant Purchase Agreement (the "Warrant Purchase Agreement") pursuant to which Empire issued a warrant to Huntington (the "Warrant") to purchase up to 630,080 shares of Empire Common Stock (representing 19.9% of the outstanding shares) at a price of $29.00 per share and upon the other terms and conditions set forth in the Warrant. The Warrant Purchase Agreement and the Warrant are attached as Exhibits to the Supplemental Agreement which is attached hereto as Exhibit 2.2 and terms of the Warrant Purchase Agreement and the Warrant are incorporated herein by reference.

     Prior to signing the Merger Agreements, the Warrant Purchase Agreement and the Warrant, Empire amended its Rights Agreement dated as of December 19, 1990 (the "Rights Agreement Amendment"). The Rights Agreement Amendment exempts Huntington from the terms of the Rights Agreement and accordingly, the rights will not separate or become exercisable as a result of the proposed Merger or the issuance of the Warrant to Huntington. The Rights Agreement Amendment is attached as Exhibit 4 hereto and its terms are incorporated herein by reference.

     A copy of the press release dated February 7, 2000 issued by Huntington relating to the Merger is attached as Exhibit 99.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated February 4, 2000 between Empire Banc Corporation and Huntington Bancshares Incorporated.

                  2.2 Supplemental Agreement dated February 4, 2000 between Empire Banc Corporation and Huntington Bancshares Incorporated, with Warrant Purchase Agreement and Warrant attached as exhibits thereto.

                  4 Amendment dated February 4, 2000 to Empire Banc Corporation Rights Agreement.

                  99    Press Release dated February 7, 2000.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EMPIRE BANC CORPORATION


Dated: February 7, 2000                By:  /s/ James E. Dutmers, Jr.
                                          -------------------------------------
                                            James E. Dutmers, Jr.
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                            TITLE OF EXHIBIT                                             PAGE
--------------------------------------------------------------------------------------------------------
Exhibit 2.1       Agreement and Plan of Merger dated February 4, 2000 between
                  Empire Banc Corporation and Huntington Bancshares Incorporated.                    6

Exhibit 2.2       Supplemental Agreement dated February 4, 2000 between
                  Empire Banc Corporation and Huntington Bancshares Incorporated,
                  with Warrant Purchase Agreement and Warrant attached as exhibits thereto.          14

Exhibit 4         Amendment dated February 4, 2000 to Empire Banc Corporation Rights Agreement.      92

Exhibit 99        Press Release dated February 7, 2000.                                              95







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